Exhibit 99.1

www.LegacyEducationAlliance.com Copyright ©2016 by Legacy Education Alliance, Inc. All rights reserved. Investor Presentation June 2016 OTCQB: LEAI

INVESTOR PRESENTATION OTCQB:LEAI 1 Disclaimer This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended (the "Exchange Act") (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995 ) . Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward - looking in nature and not historical facts . These forward - looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any anticipated results, performance or achievements . The Company disclaims any intention to, and undertakes no obligation to, revise any forward - looking statements, whether as a result of new information, a future event, or otherwise . For additional risks and uncertainties that could impact the Company’s forward - looking statements, please see the Company’s Form 10 - K, filed on March 28 , 2016 , which the Company has filed with the SEC and which may be viewed at http : //www . sec . gov .

INVESTOR PRESENTATION OTCQB:LEAI 2 • Leading International education company • Providing practical, high - quality and value - based training • Subjects taught are personal finance, entrepreneurship, real estate, and financial instruments for investing • Strong brand awareness with 20 years market presence • Portfolio - 10 brands in market; incl. Rich Dad Education (Rich Dad Poor Dad) • The only publicly - traded pure - play in space Overview

INVESTOR PRESENTATION OTCQB:LEAI 3 Legacy Education Alliance, Inc. is a leading international provider of practical, high - quality, and value - based educational training on the topics of personal finance, entrepreneurship, real estate, and financial markets investing strategies and techniques . Key Stats Corporate Headquarters Cape Coral, Florida Company Footprint Operates Globally with ~200 Employees Founded 1996 Exchange OTCQB: LEAI Number of Participants Company has served more than 2 Million students from over 150 countries and territories Average Sale $13,000 - $16,000 Insider Ownership 15.7%* *Includes shares held in both LEAI and TIGE

INVESTOR PRESENTATION OTCQB:LEAI 4 Selected Stock Data OTCQB: LEAI (as of May 16, 2016 ) Recent Price $ 0.29 Market Cap $6.3 million Shares Outstanding 22 million Float 4.0 million Insider Ownership 15.7%* P/S 0.07x Diluted EPS $0.03 Revenue ( ttm ) $88.2 million Cash & Equiv. ( mrq ) $9.1 million** Cash Per Share $0.43** DEBT $0.05 million *Includes shares held in both LEAI and TIGE **Includes restricted cash

INVESTOR PRESENTATION OTCQB:LEAI 5 Overview Flagship Brand – Rich Dad Education • Based on the teachings of Robert Kiyosaki , entrepreneur, investor, educator, and author of bestseller Rich Dad Poor Dad • Worldwide intellectual property rights • Best - selling personal finance book of all time • RichDadEducation.com

INVESTOR PRESENTATION OTCQB:LEAI 6 Overview Legacy Education Alliance - Brands All trade and service marks and logos owned by or licensed to Legacy Education Alliance, Inc. or its affiliates. All rights res erved.

INVESTOR PRESENTATION OTCQB:LEAI 7 Market Landscape North America ▪ Market leader ▪ Only public pure play ▪ Brand development & diversification ▪ Elite Business Star ( Kevin Harrington, Shark Tank ) ▪ Brick Buy Brick ( Phillip Buchanon , former NFL player ) ▪ Women in Wealth ▪ The Independent Woman ▪ Intellectual Property & Licensing Agreements

INVESTOR PRESENTATION OTCQB:LEAI 8 Globally ▪ Development of international market ▪ 2015 New Offices ▪ SOUTH AFRICA ▪ HONG KONG ▪ New brands thru acquisition + organic development ▪ Intellectual Property & Licensing Agreements Market Landscape

INVESTOR PRESENTATION OTCQB:LEAI 9 Web Based ▪ Online Instructor - Led Courses ▪ Livestream Courses ▪ On - Demand Courses ▪ Worldwide e - learning revenue*: ▪ $35.6B (2011) ▪ $51.5B (2016e) ▪ Intellectual Property & Licensing Agreements *Source: E - Learning Market Trends & Forecast 2014 - 16, a report by Docebo , March 2014 9 Market Landscape

INVESTOR PRESENTATION OTCQB:LEAI 10 *New Offices in 2015 Market Landscape Salt Lake city, UT Vaughn, Ontario Cape Coral, FL Richmond Surrey, U.K. Johannesburg, South Africa* Causeway Bay, Hong Kong*

INVESTOR PRESENTATION OTCQB:LEAI 11 Revenue Segmentation Significant Growth Opportunities Globally • Workshops & Seminars • Symposiums • Conferences 73.1% 6.3% 17.0% 3.6% Geography US Canada U.K. Other Foreign Mkts • Online • On - Demand 66.8% 6.4% 19.9% 6.9% Geography U.S. Canada U.K. Other Foreign Mkts FY2015 FY2014

INVESTOR PRESENTATION OTCQB:LEAI 12 Revenue Segmentation Significant Growth Opportunities Globally • Workshops & Seminars • Symposiums • Conferences 71% 6.7% 18.8% 3.5% Geography US Canada U.K. Other Foreign Mkts • Online • On - Demand 63.4% 5.1% 22.2% 9.3% Geography U.S. Canada U.K. Other Foreign Mkts 1Q16 1Q15

INVESTOR PRESENTATION OTCQB:LEAI 13 Revenue Segmentation Significant Growth Opportunities Globally • Workshops & Seminars • Symposiums • Conferences 86.1% 13.9% Brand Rich Dad Other Brands • Online • On - Demand 77.2% 22.8% Brand Rich Dad Other Brands FY2014 FY2015

INVESTOR PRESENTATION OTCQB:LEAI 14 Revenue Segmentation Significant Growth Opportunities Globally • Workshops & Seminars • Symposiums • Conferences 84.4% 15.6% Brand Rich Dad Other Brands • Online • On - Demand 74% 26% Brand Rich Dad Other Brands 1Q15 1Q16

INVESTOR PRESENTATION OTCQB:LEAI 15 Our cash sales are a key metric for evaluating our operating performance • Two ways revenue is recognized under US GAAP: • When students attend their courses • When term for taking their course expires - This could be several fiscal quarters after the student purchases a program and pays their fees (courses are paid in full). Cash Sales Deferred Revenue Cash Sales (Fee Paid in Full) Agreement Term Expiration Attend Course REVENUE

INVESTOR PRESENTATION OTCQB:LEAI 16 Operating Performance $22.60 $22.70 $21.30 $19.10 $23.70 $20.70 $24.40 $19.50 $23.30 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 FY2014 FY2015 FY2016 Cash Sales (Millions) Q1 Q2 Q3 Q4 $81.9 $94.1

INVESTOR PRESENTATION OTCQB:LEAI 17 Financial Performance Deferred Revenue Cash Sales Agreement Term Expiration Attend Course $21.70 $22.70 $21.00 $21.50 $22.00 $22.50 $23.00 1Q15 1Q16 REVENUE $(0.6) $0.6 -0.8 -0.6 -0.4 -0.2 0 0.2 0.4 0.6 0.8 -$0.04 -$0.03 -$0.02 -$0.01 $0.00 $0.01 $0.02 $0.03 $0.04 EPS 1Q15 1Q15 1Q16 1Q16 $(0.03) $0.03 Net Income (Loss)

INVESTOR PRESENTATION OTCQB:LEAI 18 □ Leading Education Company □ Strong cash position with minimal debt □ Growth and diversification □ LEAI trades at a discount to other publicly - traded companies in education industry • Industry p/s( ttm ) range 0.3x - 2.4x • LEAI p/s( ttm ) 0.07x Value Proposition

INVESTOR PRESENTATION OTCQB:LEAI 19 Valuation Metrics Company Name Ticker Share Price Market Cap (USD) P/E( ttm ) P/S( ttm ) Grand Canyon Education Inc LOPE $41.55 $1948.1M 13.9x 2.4x DeVry Education Group Inc DV $19.17 $1202.94M 33.9x 0.7x Apollo Education Group Inc APOL $9.28 $1008.2M N/A 0.4x Capella Education Co CPLA $51.32 $599.26M 15.4x 1.4x Strayer Education Inc STRA $44.69 $498.47M 11.7x 1.1x American Public Education Inc APEI $25.62 $411.36M 12.4x 1.3x GP Strategies Corp GPX $22.88 $383.21M 21.2x 0.8x Franklin Covey Co FC $15.87 $226.91M 28.8x 1.1x Rosetta Stone Inc RST $7.56 $165.71M N/A 0.8x Creative Learning Corp CLCN $0.13 $1.56M N/A 0.3x median $454.92M 15.4x 0.9x average $644.57M 19.6x 1.0x Legacy Education Alliance Inc LEAI $0.25 $5.39M N/A 0.07x As of March 16, 2015 Source: Thomson Reuters, company filings

INVESTOR PRESENTATION OTCQB:LEAI 20 Management Team Anthony Humpage – Chief Executive Officer & Director • CEO since 2012 • EVP & CFO of Government Liquidation • CPA and British Chartered Accountant • MBA Finance Degree from Western International University Christian Baeza – Chief Financial Officer • Director Financial Reporting & Asst . Corp . Controller - Kraton Performance Polymers, Inc . • Accountant & Auditor with Arthur Anderson LLP • B . B . A . Degree in Accounting & Finance, Florida International University • CFO of Tigrent Inc . Iain Edwards – Chief Operating Officer • COO since 2013 • GM with Company since 2004 • Owned Jongor Limited • Served in British Army James E. May – Executive Vice President & General Counsel • CAO & General Counsel since 2009 • Associate General Counsel – Gateway Computers • VP, Deputy General Counsel – Blockbuster Videos, Inc .

INVESTOR PRESENTATION OTCQB:LEAI 21 Board of Directors James Bass – Chairman of the Board • Chairman as of July 2015 • Former CEO and director of Piper Aircraft and Suntron Corp . • Former CEO of EFTC Corp . , a subsidiary of Suntron • Previously held management positions at Sony and GE • Earned a B . S . from Ohio State University (1979) Cary W. Sucoff – Director • Director as of July 2015 • Owns & Operates Equity Source Partners, LLC • President of New England Law/Boston, and Board of Trustees • Serves on BOD for CFRX, SSPC and RTNB • Earned a B . A . from SUNY Binghamton and J . D . from New England Law School Peter Harper – Independent Director • Independent Director and Chairman of the Audit Committee as of December 2015 • President and CFO at Twin - Star International • Formerly CFO of Scottsdale Insurance and Suntron Corporation • Senior Financial positions at Iomega Corporation and General Electric • Earned a BS from San Jose State University (1983)

INVESTOR PRESENTATION OTCQB:LEAI 22 Corporate Information Attorney Shumaker, Loop & Kendrick, LLP 101 E. Kennedy Blvd. Tampa, FL 33602 813 - 229 - 7600 Auditor MaloneBailey 9801 Westheimer Road, Suite 1100 Houston, TX 77042 713 - 343 - 4286 Transfer Agent VStock Transfer 18 Lafayette Place Woodmere, NY 11598 212 - 828 - 8436 Corporate 1612 E. Cape Coral Parkway Cape Coral, FL 33904 239 - 542 - 0643

INVESTOR PRESENTATION OTCQB:LEAI 23 www.LegacyEducationAlliance.com Investor Relations RedChip Companies Inc. Jon Cunningham jon@RedChip.com 407 - 712 - 8969 Copyright ©2016 by Legacy Education Alliance, Inc. All rights reserved.

Appendix

LEGACY Education Alliance™

Select Brand Overviews

Elite Business Star™ *was created in partnership with entrepreneur Kevin Harrington, one of the original Sharks from the television show Shark Tank, Elite Business Star is designed to help individuals grow their business through a variety of business strategies including marketing, asset protection, and business financing.*

Trade up Investor Education™ *is a course dedicated to providing educational training designed to help investors increase their knowledge on how to use stock options. Developed in conjunction with Investor's Business Daily®, a leading financial news and research organization since 1984, customers are offered educational support throughout the process.*

The Independent Woman™ *is a leader in the effort to provide educational training, seminars, and services designed to help women increase their financial intelligence. Developed with Kim Kiyosaki, investor, entrepreneur, and bestselling author of Rich Woman and It's Rising Time, our goal is to impart the principles and strategies essential for improved financial security.*

Building Wealth™ *offers a curriculum focused on real estate and the fundamentals of negotiating real estate purchases with sellers, rehabilitating distressed properties and leasing rental units to tenants to generate multiple sources of cash flow. Customers are taught the mechanics of completing a real estate transaction in their community, from making an offer to closing the transaction, with an emphasis on creative financing strategies.*

Making Money from Property with Martin Roberts *offers a real estate curriculum focused on property auctions. The seminar is based on the real estate experience and knowledge of Martin Roberts, a well-known U.K. presenter and property journalist who develops properties in the United Kingdom, Europe and Canada. Customers are taught about buying property at auctions, rental and capital growth strategies, negotiating transactions and buying properties overseas.*

Women in Wealth™ *teaches women how to take control of their financial circumstances, gain enough money and independence to achieve their financial goals and gain information on the latest wealth-building strategies and techniques.*

Robbie Fowler's Property Academy *offers a real estate curriculum focused on Buy-To-Let. The seminar reflects the real estate experience and knowledge of Robbie Fowler, a well-known U.K. sports personality who invested heavily in a Buy-To-Let portfolio in the United Kingdom during and after his professional football career. Customers are taught about buying property at auctions, rental and capital growth strategies and negotiating transactions.*

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INVESTOR PRESENTATION OTCQB:LEAI

INVESTOR PRESENTATION OTCQB:LEAI 25 Appendix Select Brand Overviews (cont.) Brick Buy Brick offers a curriculum focused on real estate and the fundamentals of negotiating real estate purchases with sellers, rehabilita tin g distressed properties and leasing rental units to tenants to generate multiple sources of cash flow. Customers are taught the mechanics of completing a real estate transaction in their community, from making an offer to closing the transaction, with an emphasis on creative financing strat egi es. Rich Dad® Education: Our flagship brand based on the teachings of Robert Kiyosaki , an entrepreneur, investor, educator, and author of the best - selling personal finance book of all time, Rich Dad Poor Dad. Mr. Kiyosaki has written more than 15 books with combined sales of more than 26 million copies. Rich Dad Stock Education: In our Rich Dad Stock Education program, we teach students how to become savvy investors that can potentially create winning trades and profits in any market condition through the development of personal trading plans that are compatible with th eir current financial situation, the level of risk they are comfortable with, and their long - term financial goals.